Exhibit 3.21

STATE OF SOUTH CAROLINA SECRETARY OF STATE ARTICLES OF INCORPORATION OF REEMAY ACQUISITIONS CORP. (File this Form in Duplicate Originals) (§33-7-30 of 1976 Code)

1.	The name of the proposed corporation is	REEMAY ACQUISITIONS CORP.

2.	The initial registered office of the corporation is	171 Church Street, Suite 320,
Street & Number

Charleston	Charleston	S. C. 29401
City	County	Zip Code

and the initial registered agent at such address is	James G. Boyd

3.	The period of duration of the corporation shall be perpetual ( years).

4.	The corporation is authorized to issue shares of stock as follows:

Class of Shares	Authorized No. of Each Class	Par Value

Common	100,000	$1.00

If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

5.	Total authorized capital stock is	One Hundred Thousand (100,000)

6.	The existence of the corporation shall begin as of the filing date with the Secretary of State or to be effective .

7.	The number of directors constituting the initial board of directors of the corporation is 3, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are as follows:

	Name	Address

(a)	James G. Boyd	171 Church Street, Suite 320, Charleston, S.C. 29401

(b)	Jerry Zucker	4838 Jenkins Avenue, North Charleston, S.C. 29406

(c)	Fred C. Smith, Jr.	171 Church Street, Suite 320, Charleston, S.C. 29401

(d)

8.	The general nature of the business for which the corporation is organized is as follows: (It is not necessary to set forth the powers enumerated in §33-3-10 of 1976 Code)

To engage in the acquisition, holding and otherwise dealing in manufacturing spunbonded polyester and polyproplene nonwoven and related products.

9.	Provisions which the incorporators elect to include in the articles of incorporation are as follows: (Attach additional sheet(s) if necessary)

10.	The name and address of each incorporator is as follows:

	Name	Street & Box No.	City	County	State

(a)	Charlotte Crosby	171 Church St.	Charleston	Charleston	S. C.
(b)		Suite 320 P.O. Box 902

(c)

(d)

Charlotte Crosby
Signature of Incorporator	Type or Print Name

Signature of Incorporator	Type or Print Name

Signature of Incorporator	Type or Print Name

Signature of Incorporator	Type or Print Name

Date:	September 10, 1986

STATE OF	South Carolina

COUNTY OF	Charleston

The undersigned Charlotte Crosby does hereby certify that she is the incorporators of REEMAY Acquisitions Corp. Corporation and is authorized to execute this verification; that each of the undersigned does hereby certify that he or she has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his or her information and belief.

Signature of Incorporator	Signature of Incorporator

Signature of Incorporator	Signature of Incorporator

CERTIFICATE OF ATTORNEY

I, Charles F. Ailstock, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Chapter 7 of Title 33 of the Code of Laws of South Carolina (1976) relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.

Date:	September 10, 1986
			Signature

		Charles F. Ailstock
			Type or Print Name

		171 Church Street, Suite 318
			Address

		Charleston	S. C.	29401
		City	State	Zip

SCHEDULE OF FEES

(Payable at time of filing Articles with Secretary of State)

Fee for filing Articles	$5.00
In addition to the above, $.40 for each $1,000.00 of the aggregate value of shares which the corporation is authorized to issue, but in no case less than	40.00
nor more than	1,000.00

NOTE:	THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED FOR FILING. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS AND A CHECK IN THE AMOUNT OF $10.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.

SECRETARY OF STATE ARTICLES OF AMENDMENT To The Articles of Incorporation of Reemay Acquisitions Corp. (File This Form in Duplicate)

Pursuant to Authority of Section 12-19.6 the South Carolina Code of 1962 as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.	The name of the Corporation is	Reemay Acquisitions Corp.

2.	The Registered Office of the Corporation is	171 Church Street, Suite 320
(Street and No.)
in the City of Charleston, County of Charleston and the State of South Carolina and the name of the Registered Agent at such address is James G. Boyd

(Complete item 3 or 4 whichever is relevant)

3. a.	The following Amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on September 20, 1986

(Text of Amendment)

See Attached

b.	At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 1,000. The total of such shares entitled to vote, and the vote of such shares was:

	Number of Shares Voted
Total Number of Shares Entitled to vote	For	Against

1,000	1,000	0

ARTICLES OF AMENDMENT (Continued)

c.	At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable, insert “none”)

	Number of Shares	Number of Shares Voted
Class	Entitled to Vote	For	Against

Common	1,000	1,000	0

4. a.	Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator(s) on

(Text of Amendment)

N/A

b.	The number of withdrawals of subscribers, if such be the case is

c.	The number of Incorporators are and the number voting for the Amendment was and the number voting against the Amendment was

5.	The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “no change”)

N/A

CERTIFICATE OF RESOLUTION

The undersigned, James G. Boyd, Secretary of Reemay Acquisitions Corp., a South Carolina corporation (the “Company”), does hereby certify that on September 20, 1986, the following resolution was adopted at a meeting of the Board of Directors and Shareholders of the Company:

“RESOLVED, that the name of Reemay Acquisitions Corp., a South Carolina corporation, be changed to Reemay, Inc. and that Jerry Zucker, Chairman, President and Chief Executive Officer, and James G. Boyd, Secretary and Treasurer, or either one of them, be and hereby are authorized and directed to file with the Office of the Secretary of State of South Carolina Articles of Amendment to reflect said name change.”

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 4th day of November, 1986.

James G. Boyd

SWORN to before me this 4th day of November, 1986.

(SEAL)
Notary Public for South Carolina

My Commission expires: 5/22/89

6.	The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows: (if not applicable, insert “no change”)

N/A

Date	November 4, 1986	REEMAY ACQUISITIONS CORP.
(Name of Corporation)

By:

James G. Boyd, Secretary & Treas.

Note:	Any person signing this form, shall either opposite or beneath his signature, clearly and legibly state his name and the capacity in which he signs. Must be signed in accordance with Section (1.4) Act of 1962 (12-11.4). Supplement Code 1962.

STATE OF	SOUTH CAROLINA	}	ss:
COUNTY OF	CHARLESTON

The undersigned James G. Boyd and                      does hereby certify that he is the duly elected and acting Secretary / Treas. and                      respectively of Reemay Acquisitions Corp. and is authorized to execute this document; that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

Dated at Charleston, S. C., this 4th day of November, 1986.

James G. Boyd

SCHEDULE OF FEES

(Payable at time of filing application with Secretary of State)

Filing Fee	$5.00
Taxes	40.00

Total Fee	$45.00

Note:	If The Amendment effects an increase in capital stock, in lieu of the above, the filing fees will be as follows:

Fee for filing application	$5.00
In addition to the above, $.40 for each $1,000.00 of the total increase in the aggregate value of authorized shares, but in no case less than	40.00
nor more than	1,000.00

SECRETARY OF STATE ARTICLES OF AMENDMENT To The Articles of Incorporation of REEMAY, INC. (File This Form in Duplicate)

Pursuant to Authority of Section 12-19.6 the South Carolina Code of 1962 as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.	The name of the Corporation is	REEMAY, INC.

2.	The Registered Office of the Corporation is	171 Church Street, Suite 320

(Street and No.)
in the City of Charleston, County of Charleston and the State of South Carolina and the name of the Registered Agent at such address is James G. Boyd

(Complete item 3 or 4 whichever is relevant)

3.	a. The following Amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on December 4, 1986

(Text of Amendment)

SEE ATTACHED

b.	At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 1,000. The total of such shares entitled to vote, and the vote of such shares was:

	Number of Shares Voted
Total Number of Shares Entitled to vote	For	Against

1,000	1,000	0

ARTICLES OF AMENDMENT (Continued)

c.	At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable, insert “none”)

	Number of Shares	Number of Shares Voted
Class	Entitled to Vote	For	Against

Common	1,000	1,000	0

4. a.	Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator(s) on

(Text of Amendment)

N/A

b.	The number of withdrawals of subscribers, if such be the case is

c.	The number of Incorporators are and the number voting for the Amendment was and the number voting against the Amendment was

5.	The manner, if not set forth a the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “no change”)

N/A

CERTIFICATE OF RESOLUTION

The undersigned, James G. Boyd, Secretary of Reemay, Inc., a South Carolina corporation (the “Company”), does hereby certify that on December 4, 1986, the following resolution was adopted at a meeting of the Board of Directors and Shareholders of the Company:

“RESOLVED, that the authorized capital of Reemay, Inc., which is presently 100,000 common shares, $1.00 par value each, be increased so as to provide for the issuance of 5,000,000 common shares, $1.00 par value each, and that Jerry Zucker, Chairman, President and Chief Executive Officer, and James G. Boyd, Secretary and Treasurer, or either one of them, be and hereby are authorized and directed to file with the Office of the Secretary of State of South Carolina Articles of Amendment to reflect said increase.”

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 4th day of December, 1986.

James G. Boyd

SWORN to before me this 4th day of December, 1986.

(SEAL)
Notary Public for South Carolina

My Commission expires: 5/22/89

6.	The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows: (if not applicable, insert “no change”)

See Attached

Date	December 4, 1986	REEMAY, INC.
(Name of Corporation)

BY:
James G. Boyd, Secretary

Note:	Any person signing this form, shall either opposite or beneath his signature, clearly and legibly state his name and the capacity in which he signs. Must be signed in accordance with Section (1.4) Act of 1962 (12-11.4). Supplement Code 1962.

STATE OF	SOUTH CAROLINA	}	ss:
COUNTY OF	CHARLESTON

The undersigned James G. Boyd and                      does hereby certify that he is the duly elected and acting Secretary and                      respectively, of Reemay, Inc. and is authorized to execute this document; that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

Dated at Charleston, S.C., this 4th day of December, 1986.

James G. Boyd

SCHEDULE OF FEES

(Payable at time of filing application with Secretary of State)

Filing Fee	$5.00
Taxes	40.00

Total Fee	$15.00

Note:	If The Amendment effects an increase in capital stock, in lieu of the above, the filing fees will be as follows:

Fee for filing application	$5.00
In addition to the above, $.40 for each $1,000.00 of the total increase in the aggregate value of authorized shares, but in no case less than	40.00
nor more than	1,000.00

STATE OF SOUTH CAROLINA SECRETARY OF STATE ARTICLES OF AMENDMENT To The Articles of Incorporation of REEMAY, INC. (File This Form in Duplicate)

Pursuant to Authority of Section 33-15-10 the South Carolina Code of 1976 as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.	The name of the Corporation is	Reemay, Inc.

2.	The Registered Office of the Corporation is	4838 Jenkins Avenue

(Street and No.)
in the City of North Charleston, County of Charleston and the State of South Carolina and the name of the Registered Agent at such address is Jerry Zucker

(Complete item 3 of 4 whichever is relevant)

3.	a. The following Amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on July 2, 1987

(Text of Amendment)

See Attachment

b.	At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 100,000. The total of such shares entitled to vote, and the vote of such shares was:

	Number of Shares Voted
Total Number of Shares Entitled to vote	For	Against

100,000	100,000	None

ARTICLES OF AMENDMENT (Continued)

c.	At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable, insert “none”)

	Number of Shares	Number of Shares Voted
Class	Entitled to Vote	For	Against

Common	100,000	100,000	None

4. a.	Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator(s) on N/A

(Text of Amendment)

b.	The number of withdrawals of subscribers, if such be the case is

c.	The number of Incorporators are and the number voting for the Amendment was and the number voting against the Amendment was

5.	The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “no change”)

See Number 3

ARTICLES OF AMENDMENT (Continued)

c.	At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable, insert “none”)

	Number of Shares	Number of Shares Voted
Class	Entitled to Vote	For	Against

Common	100,000	100,000	None

4. a.	Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator(s) on N/A

(Text of Amendment)

b.	The number of withdrawals of subscribers, if such be the case is

c.	The number of Incorporators are and the number voting for the Amendment was and the number voting against the Amendment was

5.	The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “no change”)

See Number 3

6.	The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows: (if not applicable, insert “no change”)

N/A

Date	July 2, 1987	REEMAY, INC.
(Name of Corporation)

(Name and Title)
Note:

Any person signing this form, shall either opposite or beneath his signature, clearly and legibly state his name and the capacity in which he signs. Must be signed in accordance with Section 33-3-10 of the 1976 Code, as amended.

Vice President Legal Affairs and Assistant Secretary

(Name and Title)

(Name and Title)

(Name and Title)

(Name and Title)

STATE OF	SOUTH CAROLINA	}	ss:
COUNTY OF	CHARLESTON

The undersigned James G. Boyd                      do hereby certify that they are the duly elected and acting Vice President Legal Affairs and Assistant Secretary of Reemay, Inc. and are authorized to execute this document; that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

Dated at Charleston, S. C., this 2nd day of July, 1987.

Vice President, Legal Affairs and Assistant Secretary

SCHEDULE OF FEES

(Payable at time of filing application with Secretary of State)

Filing Fee	$5.00
Taxes	40.00

Total Fee	$45.00

Note:	If The Amendment effects an increase in capital stock, in lieu of the above, the filing fees will be as follows:

Fee for filing application	$5.00
In addition to the above, $.40 for each $1,000.00 of the total increase in the aggregate value of authorized shares, but in no case less than	40 00
not more than	1,000.00

CERTIFICATE OF RESOLUTION

REEMAY, INC.

The undersigned, Jerry Zucker, Chairman and President, and James G. Boyd, Vice President, Legal Affairs and Assistant Secretary, of Reemay, Inc. (the “Company”), do hereby certify that the following resolutions were unanimously adopted at a specially called meeting of the Directors and Shareholders of the Company held on July 1, 1987, at which all Shareholders and Directors were present and voting throughout:

“RESOLVED, that the Articles of Incorporation of Reemay, Inc. be amended so as to effect the conversion of the 5,000,000 shares of the common stock of the Company with a par value of $1.00 per share, of which 100,000 shares of common stock are presently issued and outstanding, to 5,000,000 shares of common stock of the Company with no par value per share, such common stock to have all voting and other rights customarily associated by statute and common law with common stock of a corporation;

RESOLVED, FURTHER, that the Articles of Incorporation of Reemay, Inc. be amended so as to create and authorize the issuance of an additional 5,000,000 shares of the voting common stock of the Company with no par value per share, so that the total authorized voting common stock of the Company shall be 10,000,000 shares;

RESOLVED, FURTHER, that the Articles of Incorporation of Reemay, Inc. be amended so as to create and authorize the issuance of 10,000,000 shares of nonvoting common stock of no par value, so that the total authorized capital stock of the Company shall be 20,000,000 shares;

RESOLVED, FURTHER, that except as otherwise provided herein, all shares of nonvoting common stock and common stock will be identical and will entitle the holders thereof to the same rights and privileges;

RESOLVED, FURTHER, that, except as otherwise required by law, the holders of voting common stock will be entitled to one vote per share of all matters to be voted on by the Company stockholders, and the holders of nonvoting common stock will have no right to vote on any matters to be voted on by the Company, provided that the holders of nonvoting common stock shall have the right to vote (as a separate class) on (i) any transaction (including any amendment to the charter, any proposed merger or consolidation, any liquidation or dissolution of the Company, or any proposed sale, lease, exchange or other disposition of all or substantially all of the assets of the Company) which would require a voting by the holders of nonvoting common stock under Section 33-15-50 of the Code of Laws of South Carolina, (ii) any amendment to the charter creating a new class of stock of the Company or (iii) any transaction (including any amendment to the charter) which would require a vote by the holders of voting common stock under Section 33-15-50 of the Code of Laws of South Carolina;

RESOLVED, FURTHER, that when and as dividends are declared thereon, whether payable in cash, property or securities of the Company, the holders of common stock and the holders of nonvoting common stock will be entitled to share equally, share for share, in such dividends; provided, that if dividends are declared which are payable in shares of stock, dividends will be declared which are payable at the same rate on both classes of stock, and the dividends payable in shares of common stock will be payable to holders of common stock and the dividends payable in shares of nonvoting common stock will be payable in shares of nonvoting common stock.

RESOLVED, FURTHER, that the holders of nonvoting common stock of the Company may convert such shares, share for share, to common stock in accordance with the following:

(a)	Each record holder of nonvoting common stock is entitled to convert shares of such holder’s nonvoting common stock into the same number of shares of common stock in connection with any public offering or public sale of common stock (including a registered offering and a sale pursuant to Rule 144 under the Securities Act of 1933 of the Securities and Exchange Commission or any similar rule then in force), such holder being entitled to convert any or all of such holder’s shares of nonvoting common stock being actually distributed to the public or sold to an underwriter, broker-dealer or market maker for actual sale to the public, such conversion to be effective only at the time of sale or transfer and not before.

(b)	(i) Each conversion of shares of nonvoting common stock into shares of common stock will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Company at any time during normal business hours, together with written notice by

2

the holder of such nonvoting common stock stating that such holder desires to convert the shares, or a stated number of shares, of nonvoting common stock represented by such certificate or certificates into common stock and that upon such conversion such holder and its affiliates will not directly or indirectly own, control or have the power to vote or dispose of a greater quantity of securities of any kind issued by the Company than such holder and its affiliates are permitted to own, control or have the power to vote or dispose of under any applicable law, regulation, rule or other governmental requirement, and such statement will obligate the Company to issue such common stock. Such conversion will be deemed to have been effected at the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted nonvoting common stock as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of common stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of common stock represented thereby.

(ii) Promptly after such surrender and the receipt of such written notice, the Company will issue and deliver in accordance with the surrendering holder’s instructions (a) the certificate or certificates for the common stock issuable upon such conversion and (b) a certificate representing any nonvoting common stock which was represented by the certificate or certificates delivered to the Company in connection with such conversion but which was not converted.

(iii) If the Company in any manner subdivides or combines the outstanding shares of either the nonvoting common stock or the common stock, the outstanding shares of such other stock will be proportionately subdivided or combined.

(iv) The issuance of certificates for common stock upon conversion of nonvoting common stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of common stock.

(v) The Company will not close its books against the transfer of nonvoting common stock or of common stock issued or issuable upon conversion of nonvoting common stock in any manner which would interfere with the timely conversion of nonvoting common stock.

3

RESOLVED, FURTHER, that the Articles of Incorporation of Reemay, Inc. be amended so as to prohibit the creation of any new classes of voting or nonvoting common stock unless otherwise agreed upon by the vote of two-thirds (2/3rds) of the shares of both the voting and nonvoting shares of stock;

RESOLVED, FURTHER, that the Articles of Incorporation of Reemay, Inc. be amended so as to provide that any action to be approved by the class of shares consisting of nonvoting common stock shall require a vote of 2/3rds of the shares of stock of such class entitled to vote on such action.

RESOLVED, FURTHER, that the officers of the Company or any of one of them, be and hereby are authorized and directed to execute, on behalf of the Company, Articles of Amendment to the Articles of Incorporation, and to file the same with the Office of the Secretary of State of South Carolina, and to take such other and further action as may be necessary or desirable in connection with the carrying out of the full intent and purpose of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned has hereunto set their hands and seals this 2nd day of July, 1987.

Jerry Zucker, Chairman and President

James G. Boyd, Vice President Legal Affairs and Assistant Secretary

SWORN to before me this 2nd day of July, 1987.

(SEAL)

Notary Public for South Carolina

My Commission expires: 6-1-90

4

STATE OF SOUTH CAROLINA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA OR FOREIGN CORPORATION

Pursuant to §§33-5-102 and 33-15-108 of the 1976 South Carolina Code, amended, the undersigned corporation submits the following Information.

1.	The name of the corporation is	Reemay, Inc.

2.	The corporation is (complete either a or b, whichever is applicable):

a. a domestic corporation Incorporated in South Carolina on 9/12/86; or

b. a foreign corporation Incorporated in on , and
	(State)	(Date)

authorized to do business in South Carolina on .
(Date)

3.	The street address of the current registered office in South Carolina is 171 Church St. Suite 320
(Street & Number)

in the city of Charleston, South Carolina 29401.
(Zip Code)

4.	If the current registered office is to be changed, the street address to which its registered office is to be changed is 2019 Park Street in the city of Columbia South Carolina 29201
(Street & Number) (Zip Code)

5.	The name of the present registered agent is	James G. Boyd	.

6.	If the current registered agent is to be changed, the name of the successor registered agent is The Prentice-Hall Corporation System, Inc.

I hereby consent to the appointment as registered agent of the corporation:

The Prentice-Hall Corporation System, Inc.

By:

(signature of New Registered Agent)

7.	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8.	Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b)): .

9.	Dated this 16th day of June 1993.

Reemay, Inc.
(Name of Corporation)

By:

Mr. Malcolm Wright, President
(Type or Print Name and Title)

FILING INSTRUCTIONS

1.	Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2.	Filing Fee (payable to the Secretary of State at the time of filing this document) — $10.00

3.	Pursuant to §33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent’s signature: “The corporation has been notified of this change.”

STATE OF SOUTH CAROLINA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA OR FOREIGN CORPORATION

Pursuant to §§33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.	The name of the corporation is	Reemay, Inc.

2.	The corporation is (complete either a or b, whichever is applicable).

a. a domestic corporation incorporated in South Carolina on 9/12/86; or

b. a foreign corporation incorporated in on , and
	(State)	(Date)

authorized to do business in South Carolina on .
(Date)

3.	The street address of the current registered office in South Carolina is 2019 PARK ST.
(Street & Number)

in the city of COLUMBIA, South Carolina 29201
(Zip Code)

4	If the current registered office is to be changed, the street address to which its registered office is to be changed is c/o C T Corporation System, 75 Beattie Place, Two Insignia Financial Plaza
(Street & Number)

in the city of Greenville, South Carolina 29601.
(Zip Code)

5	The name of the present registered agent is	Prentice Hall	.

6	If the current registered agent is to be changed, the name of the successor registered agent is C T Corporation System.

*I hereby consent to the appointment as registered agent of the corporation:

(signature of New Registered Agent) LAUREN H. KREATZ
SPECIAL ASST. SECRETARY

7	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8.	Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b)) .

*	Pursuant to §§33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form

(S C – 270 – 12/8/92)	94-025300BC

9.	Dated this 15TH day of Nov., 1994.

Reemay, Inc.
(Name of Corporation)

By:

Cecil L. Stone, Secretary
(Type or Print Name and Title)

FILING INSTRUCTIONS

1	Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed

2	Filing Fee (payable to the Secretary of State at the time of filing this document) — $10 00

3	Pursuant to §33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent’s signature “The corporation has been notified of this change”

Form Approved by South Carolina Secretary of State 1/89

STATE OF SOUTH CAROLINA SECRETARY OF STATE ARTICLES OF MERGER OR SHARE EXCHANGE

Pursuant to §33-11-105 of the 1976 South Carolina Code, as amended, the undersigned as the surviving corporation in a merger or the acquiring corporation in a share exchange, as the case may be, hereby submits the following information:

1.	The name of the surviving or acquiring corporation is	Reemay, Inc.	:

2.	Attached hereto and made a part hereof is a copy of the Plan or Merger or Share Exchange (see §§33-11-101 (merger) 33-11-102 (share exchange), 33-11-104 (merger of subsidiary into parent) 33-11-107 (merger or share exchange with a foreign corporation), and 33-11-108 (merger of a parent corporation into one of its subsidiaries).

3	Complete the following information to the extent it is relevant with respect to each corporation which is a party to the transaction*

(a)	Name of the corporation	Reemay, Inc.
Complete either (1) or (2), whichever is applicable:

(1)	☐	Shareholder approval of the merger or stock exchange was not required (See §§33-11-103(h), 33-11-104(a), and 33-11-108(a)).

(2)	☒	The Plan of Merger or Share Exchange was duly approved by shareholders of the corporation as follows*

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the meeting	Number of Undisputed* Shares Voted
				For	Against

BBA Industrial Textiles, Inc.	100,000 Common	100,000 Common	100,000 Common	100,000	0

*NOTE.	Pursuant to the Section 33-11-105 (a)(3)(illegible), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group

(S. C. – 771 – 1/1/89)

95-027165BC

(b)	Name of the corporation:	Holvis USA, Inc.
Complete either (1) or (2), whichever is applicable:

(1)	☐	Shareholder approval of the merger or stock exchange was not required (See §§33-11-103(h), 33-11-104(a), and 33-11-108(a)).

(2)	☒	The Plan of Merger or Share Exchange was duly approved by shareholders of the corporation as follows:

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented the meeting	Number of Undisputed* Shares Voted
				For	Against

Holvis AG	100 Common	100 Common	100 Common	100 Common	0

*NOTE.	Pursuant to Section 33-11-105 (a)(3)(illegible), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group

4	Unless a delayed date is specified, the effective date of this document shall be the date it is accepted for filing by the Secretary of State (See §§33-1-230(b)):

DATE.	November 30, 1995		Reemay, Inc.
(Name of the Surviving or Acquiring Corporation)

By:
(Signature and Office)

Migirdic Nalbantyan, President
(Type or Print Name and Office)

FILING INSTRUCTIONS

1	Two copies of this form the original and either a duplicate original or a conformed copy must be filed

2	Filing Fee (payable to the Secretary of State at the time of filing of this document)

Filing Fee	$10 00
Filing Tax	100 00

3 TWO COPIES OF THE PLAN OF MERGER OR SHARE EXCHANGE MUST BE FILED WITH THIS FORM AS AN ATTACHMENT

Form Approved by South Carolina Secretary of State 1/89

PLAN AND AGREEMENT OF MERGER

PLAN AND AGREEMENT OF MERGER, dated as of November 30,1995 (the “Agreement”), between Reemay, Inc., a South Carolina corporation (the “surviving corporation”) and Holvis USA, Inc a Delaware corporation (the “merged corporation”) (hereinafter sometimes collectively referred to as the “constituent corporations”).

WITNESSETH that

WHEREAS, all of the constituent corporations desire to merge into a single corporation, and

NOW THEREFORE, the corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows.

FIRST Reemay, Inc. hereby merges into itself Holvis USA, Inc. and said Holvis USA, Inc shall be and hereby is merged into Reemay, Inc which shall be the surviving corporation

SECOND The Articles of Incorporation of Reemay, Inc as heretofore amended and as in effect on the date of merger provided for in this Agreement, shall continue in full force and effect as the Articles of Incorporation of the corporation surviving this merger.

THIRD. The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into the shares or other securities of the surviving corporation and into cash shall be as follows

(a) Each share of common stock of the surviving corporation, which shall be issued and outstanding on the effective date of this Agreement, shall remain issued and outstanding

(b) Each share of the merged corporation shall be converted into and represent the right to receive $220,000 in cash per share or $22,000,000 in total.

FOURTH The terms and conditions of the merger are as follows.

(a) The bylaws of the surviving corporation as they shall exist on the effective date of this Agreement shall be and remain the bylaws of the surviving corporation until the same shall be altered, amended and repealed as therein provided.

(b) The directors and officers of the surviving corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified

(c) This merger shall become effective upon its filing with the Secretary of State of Delaware However, for all accounting purposes the effective date of the merger shall be as of the close of business on November 30, 1995

(d) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged corporation shall be transferred to, vested in and devolve upon the surviving corporation without further act or deed and all property, rights, and every other interest of the surviving corporation and the merged corporation shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively. The merged corporation hereby agrees from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporation or otherwise to take any and all such action

FIFTH: Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by mutual consent of the Board of Directors of any constituent corporation at any time prior to the date of filling this Agreement with the Secretary of State. This Agreement may be amended by the Board of Directors of its constituent corporations at any time prior to the date of filing this Agreement with the Secretary of State, provided that an amendment made subsequent to the adoption of the Agreement by Stockholders of any constituent corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, (2) alter or change any term of the Articles of Incorporation of the surviving corporation to be effective by the merger, or (3) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of any class or series thereof of such constituent corporation

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolution adopted by their respective Boards of Directors have caused these presents to be executed by the officers of each party hereto as the respective act, deed and Agreement of each of said corporations on this 30th day of November, 1995

REEMAY, INC.

By.
Migirdic Nalbantyan
Its	President

By
James C. Rushing III
Its	Secretary

HOLVIS USA, INC

By
Migirdic Nalbantyan, President
Its	President

By
Henry L Parr, Jr.
Its	Secretary

STATE OF	Tennessee

COUNTY OF	Davison

The undersigned, MIGIRDIC NALBANTYAN, does hereby certify that he is the duly elected and acting President of Reemay, Inc. and is authorized to execute this document, that the undersigned for himself does certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true and to the best of his information and belief

MIGIRDIC NALBANTYAN

STATE OF	Tennessee

COUNTY OF	Davison

The undersigned, James C. Rushing III, does hereby certify that he is the duly elected and acting Secretary of Reemay, Inc and is authorized to execute this document, that the undersigned for himself does certify that he signed and was so authorized; has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true and to the best of his information and belief

JAMES C RUSHING III

STATE OF	Tennessee

COUNTY OF	Davison

The undersigned, MIGIRDIC NALBANTYAN, does hereby certify that he is the duly elected and acting President of Holvis USA, Inc. and is authorized to execute this document; that the undersigned for himself does certify that he signed and was so authorized; has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true and to the best of his information and belief

MIGIRDIC NALBANTYAN

STATE OF	South Carolina

COUNTY OF	Greenville

The undersigned, HENRY L PARR, JR, does hereby certify that he is the duly elected and acting Secretary of Holvis USA, Inc. and is authorized to execute this document; that the undersigned for himself does certify that he signed and was so authorized; has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true and to the best of his information and belief.

HENRY L PARR, JR.

STATE OF SOUTH CAROLINA SECRETARY OF STATE ARTICLES OF MERGER LIMITED LIABILITY COMPANY

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant to Section 33-44-905 of the 1976 South Carolina Code of Laws as amended the undersigned as the surviving limited liability company (or other surviving entity) delivers to the Secretary of State these articles of merger executed by each constituent limited liability company and each other entity which is a party to the merger, and sets forth the following information

1	The name of the surviving or resulting limited liability company (or other surviving entity) is
Reemay, Inc.

The surviving entity is a	Corporation
Type of Entity

2	The name and jurisdiction of formation (or organization) of each of the limited liability companies and other entities that are parties to the merger

a	Reemay, Inc.
Name

South Carolina
Jurisdiction of Formation

b	Snow Filtration Company LLC
Name

Ohio
Jurisdiction of Formation

3	For each South Carolina limited liability company which is to merge, state the date its articles of organization were filed with the South Carolina Secretary of State

a	N/A
Name of South Carolina Limited Liability Company

Date its articles of organization were filed

b
Name of South Carolina Limited Liability Company

Date its articles of organization were filed

4	The plan of merger has been approved and signed by each limited liability company and other entity that is to merge

5	The effective date of merger is	December 31,	2002

6	If a South Carolina limited liability company is the surviving entity, specify in the following space such changes in its articles of organization as are necessary by reason of the merger

7	If a party to the merger is a foreign limited liability company, specify the jurisdiction and date of filing of its initial articles or organization and the date when its application for authority was filed by the South Carolina Secretary of State or if an application has not been filed a statement to that effect

a	Snow Filtration Company LLC
Name of foreign Limited Liability Company

12/16/97
Date its initial articles were filed

Application for authority has not been filed
Date of filing of application for authority (or statement)

03-001467CC

Name of Limited Liability Company

b
Name of foreign Limited Liability Company

Date its initial articles were filed

Date of filing of application for authority (or statement)

8	☒	Check this box if the surviving entity is not a South Carolina limited liability company Since the surviving entity is not a South Carolina limited liability, it is agreed that the surviving entity (as specified in Item #1), may be served with process in South Carolina and is subject to liability in any action or proceeding for the enforcement of any liability or obligation of any limited liability company previously subject to suit in South Carolina which is to merge, and for the enforcement, as provided in Chapter 44 of title 33 1976 South Carolina Code of Laws as amended of the right of members of any limited liability company to receive payment for their interest against the surviving entity

9	A copy of the plan of merger will be furnished by the surviving limited liability company (or other surviving entity), on request and without cost, to any member of any limited liability company or any person holding an interest in any person holding an interest in any other entity that is to merge

Date	12/16/02

Signature

Gregory J. Murrer, Secretary
Name Capacity

Reemay, Inc., Member Manager of Snow Filtration Company LLC
Name of Company or Entity

Date	12/16/02

Signature

Gregory J. Murrer, Secretary
Name Capacity

Reemay, Inc.
Name of Company or Entity

FILING INSTRUCTIONS

1	If management of a limited liability company is vested on managers a manager shall execute these articles of merger If management of a limited liability company a reserved to the members a member shall execute these articles of merger Specify whether a member or manager is executing these articles of merger

2	File two copies of these articles the original and either a duplicate original or a conformed copy

3	If a foreign limited liability company is the surviving entity of the merger [ILLEGIBLE] may not do business in South Carolina until an application for that authority is filed with the Secretary of State

4	This form must be accompanied by the filing fee of $110 00 payable to the Secretary of State

Return to	Secretary of State P O Box 11350 Columbia SC 29211

Form Revised by South Carolina Secretary of State January 1999

PLAN OF MERGER

A	The name of the parent entity into which the subsidiary shall merge is Reemay, Inc, a South Carolina corporation with a principal place of business at 70 Old Hickory Blvd, Old Hickory, TN 37138-3651, which shall be the Surviving Entity, and the name of the subsidiary which shall merge into the parent is Snow Filtration Company, LLC, an Ohio limited liability company, which shall be the Merging Entity

B	On the effective date of the merger, the Merging Entity shall merge into the Surviving Entity and the legal existence of the Merging Entity shall cease The ownership interests (the “interests”) of the Merging Entity shall not be converted into shares, obligations or other securities of the Surviving Entity or any other entity or into cash or other property in whole or in part. The shares of the Surviving Entity will not be converted, exchanged or altered in any manner, but shall remain shares of the Surviving Entity

C	The Articles of the Incorporation of the Surviving Entity as it shall exist on the effective date of this Plan of Merger shall be and remain the Articles of Incorporation of the Surviving Entity until the same shall be altered, amended and repealed as therein provided

D	The Board of Directors of the Surviving Entity shall continue in office until the next annual meeting of the Shareholders and until their successor shall have been elected and qualified

E	The Board of Directors of the Surviving Entity may, in their discretion, abandon this merger at any time before its effective date

F	The effective date of this merger will be the close of business on the date the documents relating to this merge are filed as required by law However, for all accounting purposes the effective date of the merger shall be as of the close of business on December 31, 2002

STATE OF SOUTH CAROLINA SECRETARY OF STATE ARTICLES OF MERGER OR SHARE EXCHANGE

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant to Section 33-11-105 of the 1976 South Carolina Code of Laws, as amended, the undersigned as the surviving corporation in a merger or the acquiring corporation in a share exchange, as the case may be, hereby submits the following information:

1.	The name of the surviving or acquiring corporation is	Reemay, Inc.

2.	Attached hereto and made a part hereof is a copy of the Plan of Merger or Share Exchange (see Sections 33-11-101 (merger) 33-11-102 (share exchange), 33-11-104 (merger of subsidiary into parent) 33-11-107 (merger or share exchange with a foreign corporation), and 33-11-108 (merger of a parent corporation into one of its subsidiaries) of the 1976 South Carolina Code of Laws, as amended).

3.	Complete the following information to the extent it is relevant with respect to each corporation which is a party to the transaction:

(a)	Name of the corporation	Reemay, Inc.
Complete either (1) or (2), whichever is applicable:

(1)	☐	Shareholder approval of the merger or stock exchange was not required (See Sections 33-11-103(h), 33-11-104 (a), and 33-11-108(a) of the 1976 South Carolina Code of Laws, as amended).

(2)	☒	The Plan of Merger or Share Exchange was duly approved by shareholders of the corporation as follows:

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the meeting	Number of Undisputed* Shares
				For	or	Against

Common	100,100	100,100	100,100	100,100	FOR

*NOTE:	Pursuant to Section 33-11-105(a)(3)(ii) of the 1976 South Carolina Code of Laws, as amended, the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group.

(b)	Name of the corporation:	Tycon, Inc.
Complete either (1) or (2), whichever is applicable:

(1)	☐	Shareholder approval of the merger or stock exchange was not required (See Sections 33-11-103(h), 33-11-104(a), and 33-11-108 (a)).

(2)	☒	The plan of Merger or Share Exchange was duly approved by shareholders of the corporation as follows:

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the meeting	Number of Undisputed* Shares
				For	or	Against

Common	1000	1000	1000	1000	FOR

Name of Corporation

*NOTE:	Pursuant to Section 33-11-105 (a)(3)(ii) of the 1976 South Carolina Code of Laws, as amended, the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group.

4.	Unless a delayed date is specified, the effective date of this document shall be the date it is accepted for filing by the Secretary of State (See Section 33-1-230(b) of the 1976 South Carolina Code of Laws): December 31, 2002

Date	December 16, 2002	Reemay, Inc.
Name of the Surviving or Acquiring Corporation

Signature and office

Gregory J. Murrer, Secretary
Type or Print Name and Office

FILING INSTRUCTIONS

1.	Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2.	Filing fee (payable to the Secretary of State at the time of filing of this document)

Filing Fee	$10.00
Filing Tax	$100.00

Total	$110.00

3.	TWO COPIES OF THE PLAN OF MERGER OR SHARE EXCHANGE MUST BE FILED WITH THIS FORM AS AN ATTACHMENT.

Return to:	Secretary of State PO Box 11350 Columbia SC 29211

DOM-ART OF MERGER OR SHARE EXCHANGE.doc	Form Revised by South Carolina Secretary of State, January 2000

EXHIBIT A

PLAN OF MERGER

This plan of merger is entered into as of the 3rd day of December, 2002 by and between Reemay, Inc. (“Reemay”), a South Carolina corporation and Tycon, Inc. (“Tycon”), a South Carolina corporation.

A. The corporations which are parties to the merger are Reemay and Tycon and Tycon is a wholly-owned subsidiary of Reemay and Tycon will merge into Reemay which will be the surviving corporation.

B. After the merger Reemay will continue to have the name “Reemay, Inc.”

C. Upon the effectiveness of the merger, the shares of Reemay shall not be affected. Upon the effectiveness of the merger, the outstanding shares of Tycon will be cancelled. Tycon is a wholly-owned subsidiary of Reemay and no cash or shares or other securities or obligations will be distributed or issued upon cancellation of the shares of Tycon.

D. The effective date of this merger will be the close of business on the date the Articles of Merger relating to this merge are filed as required by law. However, for all accounting purposes the effective date of the merger shall be as of the close of business on December 31, 2002.

STATE OF SOUTH CAROLINA SECRETARY OF STATE ARTICLES OF AMENDMENT

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant Section 33-10-106 of the 1976 South Carolina Code of Laws, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation

1	The name of the corporation is	Reemay, Inc

2	Date of Incorporation	September 12, 1986

3	Agent’s Name and Address	CT Corporation System, 175 Beattie Place, Two Insignia Financial Plaza, Greenville, SC 29601

4	On November 17, 2006, the corporation adopted the following Amendment (s) of its Articles of Incorporation (Type or attach the complete text of each Amendment)

RESOLVED, that the Certificate of Incorporation of Reemay, Inc. be amended by changing the Article thereof number “1” so that, as amended, said Article shall be and read as follows

“1 The name of the Corporation is Fiberweb, Inc”

5	The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows (if not applicable, insert “not applicable” or “NA”)

Not Appliable

6	Complete either “a” or “b”, whichever is applicable

a	☒	Amendment(s) adopted by shareholder action
At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented by unanimous written consent	Number of Undisputed* Shares For

common	100,100	100,100	100,100	100,100

Reemay, Inc
Name of Corporation

*NOTE.		Pursuant to Section 33-10-106(6)(i) of the 1976 South Carolina Code of Laws, as amended, the corporation can alternatively state the total number of disputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group

	b ☐	The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code of Laws, as amended, and shareholder action was not required

7	Unless a delayed dated is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230(b) of 1976 South Carolina Code of Laws, as amended)

Date	November 17, 2006	Reemay, Inc
Name of Corporation

Signature

John Herbst, Secretary
Type or Print Name and Office

FILING INSTRUCTIONS

1	Two copies of this form, the original and either a duplicate original or a conformed copy, must by filed

2	If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form

3	Filing fees and taxes payable to the Secretary of State at time of filing application

Filing Fee	$10 00
Filing tax	100 00

Total	$110 00

Return to	Secretary of State PO Box 11350 Columbia, SC 28211

DOM-ARTICLES OF AMENDMENT doc	Form Revised by South Carolina Secretary of State, January 2000

STATE OF SOUTH CAROLINA SECRETARY OF STATE

NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA DOMESTIC OR FOREIGN CORPORATION

Pursuant to Sections 33-5-102 and 33-15-108 of the South Carolina Code of Laws, the undersigned corporation submits the following information.

1.	CT Corporation is the registered agent for all of the domestic and foreign corporations listed in Attachment A. Attachment A contains the name of the corporation, the state of incorporation, and the date that the corporation incorporated in South Carolina or received a Certificate of Authority to Transact Business in the state of South Carolina.

2.	CT Corporation’s present street address is:	75 Beattie Place, 2 Liberty Square, Greenville,

South Carolina 29601

3.	CT Corporation’s street address is to be changed to:	2 Office Park Court, Suite 103, Columbia,

South Carolina 29223

4.	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

5.	CT Corporation has informed all of the corporations listed in Attachment A that CT Corporation is changing its address, and that the change of address will be filed with the Secretary of State’s Office.

Signature

Kenneth J. Uva
Print Name

Vice President
Title

EXPRESS BUILDING SYSTEMS, INC. (FLORIDA)

EXPRESS RECOVERY SERVICES, INC. (UTAH)

EXPRESS SERVICES, INC. (COLORADO)

EXPRESSJET AIRLINES, INC. (DELAWARE)

EXPRO, INC. (KENTUCKY)

EXTENSION EXPRESS, INC. (GEORGIA)

EXTERIOR DIAGNOSTIC SERVICES, INC (NORTH CAROLINA)

EXTRA SPACE MANAGEMENT, INC. (UTAH)

EXTRA SPACE STORAGE INC. (MARYLAND)

EXTREME NETWORKS, INC. (DELAWARE)

EYE MASTERS, INC. (DELAWARE)

EYP MISSION CRITICAL FACILITIES, INC. (NEW YORK)

EZ WAY, INC. (IOWA)

F & W FORESTRY SERVICES, INC. (GEORGIA)

F. A. RICHARD & ASSOCIATES, INC. (LOUISIANA)

F. B. JOHNSTON GRAPHICS, INC. (SOUTH CAROLINA)

F. D. THOMAS, INC. (OREGON)

F.C. OF SOUTH CAROLINA, INC. (MINNESOTA)

F.D.R. CREDIT RECOVERY LTD. (NEW YORK)

F.H. CANN & ASSOCIATES, INC. (MASSACHUSETTS)

F.L. SMIDTH AIRTECH INC. (DELAWARE)

F.S. SPERRY CO., INC. (TENNESSEE)

FABRAL, INC. (DELAWARE)

FABRICO, INC. (DELAWARE)

FACILITY DESIGN GROUP INC. (GEORGIA)

FACTIVA, INC. (DELAWARE)

FAGEN, INC. (MINNESOTA)

FAIRBANKS SCALES INC. (KANSAS)

FAIRLEASE TITLING TRUST (DELAWARE)

FAIRMONT RAFFLES HOTELS INTERNATIONAL (U.S.) INC. (DELAWARE)

FAIRMONT SPECIALTY INSURANCE MANAGERS, INC (Texas)

FAIRVIEW FARMS, INCORPORATED (DELAWARE)

FAIRVIEW INSURANCE AGENCY ASSOCIATES INC. (NEW JERSEY)

FAIRWAY CONSTRUCTION CO., INC. (MISSOURI)

FAIRWAY MANAGEMENT, INC. (MISSOURI)

FAIRWAY RIDGE I, A LIMITED PARTNERSHIP (SOUTH CAROLINA)

FAISON ENTERPRISES, INC. (NORTH CAROLINA)

FANNING/HOWEY ASSOCIATES, INC (OHIO)

FANUC ROBOTICS AMERICA, INC. (DELAWARE)

FARA ADJUSTING SERVICES, INC. (LOUISIANA)

FARA BENEFIT SERVICES, INC. (LOUISIANA)

FARM CREDIT COUNCIL SERVICES, INC. (DELAWARE)

FARMERS TOBACCO COMPANY OF CYNTHIANA, INC. (KENTUCKY)

FARRINGTON DESIGN GROUP LTD. (GEORGIA)

FASTENAL COMPANY (MINNESOTA)

FASTLINE PUBLICATIONS, INC. (KENTUCKY)

FAULKNERUSA, INC. (DELAWARE)

FCD-1997 G.P., INC. (NORTH CAROLINA)

FCFS SC, INC. (SOUTH CAROLINA)

FCTG HOLDINGS, INC. (DELAWARE)

FCX PERFORMANCE, INC. (DELAWARE)

FDH ENGINEERING, INC. (NORTH CAROLINA)

FEDERAL EXPRESS CORPORATION (DELAWARE)

FEDERAL PACIFIC ELECTRIC COMPANY (DELAWARE)

FEDERATED CAPITAL CORPORATION (MICHIGAN)

FEDERATED SERVICE SOLUTIONS, INC. (MICHIGAN)

FEDEX CORPORATE SERVICES, INC. (DELAWARE)

FEDEX CUSTOM CRITICAL, INC. (OHIO)

FEDEX CUSTOMER INFORMATION SERVICES, INC. (DELAWARE)

FEDEX FREIGHT SYSTEM, INC. (DELAWARE)

FEDEX FREIGHT, INC. (ARKANSAS)

FEDEX GROUND PACKAGE SYSTEM, INC. (DELAWARE)

FEDEX NATIONAL LTL, INC. (DELAWARE)

FEDEX OFFICE AND PRINT SERVICES, INC. (TEXAS)

FEDEX SUPPLYCHAIN SYSTEMS, INC. (OHIO)

FEDEX TRADE NETWORKS TRANSPORT & BROKERAGE, INC. (NEW YORK)

FEINBERG & ASSOCIATES PC (NEW JERSEY)

FELCOR LODGING TRUST INCORPORATED (MARYLAND)

FELTON & BERLIN INSURANCE SERVICES, INC. (MASSACHUSETTS)

FENDRICH INDUSTRIES, INC. (INDIANA)

FENWAL, INC. (DELAWARE)

FERALLOY CORPORATION (DELAWARE)

FERAM, INC. (TENNESSEE)

FEREBEE CORPORATION (NORTH CAROLINA)

FERRARI FINANCIAL SERVICES, INC. (DELAWARE)

FERRELLGAS, INC. (DELAWARE)

FERRO CORPORATION (OHIO)

FETZER VINEYARDS (CALIFORNIA)

FEV, INC (CALIFORNIA)

FHG, INC. (DELAWARE)

FHM INSURANCE SERVICES, INC. (FLORIDA)

FHM MANAGEMENT CORP. (FLORIDA)

FIBERDYNE LABS, INC. (NEW YORK)

FIBERTOWER NETWORK SERVICES, CORP. (DELAWARE)

FIBERWEB SIMPSONVILLE, INC. (DELAWARE)

FIBERWEB, INC. (SOUTH CAROLINA)

FICKLING & COMPANY, INC. (GEORGIA)

FICON, INC. (SOUTH CAROLINA)

FICORP OF SOUTH CAROLINA, INC. (South Carolina)

FIDELIO, INC. (DELAWARE)

FIDELITY EMPLOYER INSURANCE SERVICES, INC. (NEW HAMPSHIRE)

FIDELITY GUARANTY AND ACCEPTANCE CORP. (DELAWARE)

FIDELITY INFORMATION SERVICES, INC. (ARKANSAS)

FIDELITY INSURANCE AGENCY, INC. (MASSACHUSETTS)

FIDELITY INSURANCE AGENCY, INC. (FLORIDA)

FIDELITY INVESTMENTS INSTITUTIONAL SERVICES COMPANY, INC. (MASSA

FIDELITY NATIONAL CAPITAL, INC. (DELAWARE)

FIDELITY NATIONAL HOME WARRANTY COMPANY (CALIFORNIA)

FIDELITY NATIONAL INSURANCE SERVICES, LLC (CALIFORNIA)

FIDELITY WARRANTY SERVICES, INC. (FLORIDA)

FIELDTURF USA, INC. (FLORIDA)

FIFTY-EIGHT ACRES, INC. (CALIFORNIA)

FIGG BRIDGE ENGINEERS, INC. (FLORIDA)

FIGG BRIDGE INSPECTION, INC. (FLORIDA)

FILETEK, INC. (DELAWARE)

FILMQUEST GROUP, INC. (ILLINOIS)

FILTERFRESH COFFEE SERVICE, INC. (DELAWARE)

FINANCIAL ASSISTANCE, INC. (WASHINGTON)

FINANCIAL CENTRE INSURANCE AGENCY, INC. (MASSACHUSETTS)

FINANCIAL CREDIT NETWORK, INC. (CALIFORNIA)

FINANCIAL EXPRESS MONEY ORDER COMPANY, INC. (NORTH CAROLINA)

FINANCIAL GUARANTY INSURANCE BROKERS, INC. (CALIFORNIA)

FINANCIAL INDEPENDENCE GROUP, INC. (NORTH CAROLINA)

FINANCIAL INSURANCE MARKETING GROUP, INC. (DISTRICT OF COLUMBIA)